UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 28, 2026
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2026, SunCoke Energy, Inc. (the "Company") announced that, after 15 years with the Company, P. Michael Hardesty (age 63) has elected to retire as the Company’s Senior Vice President, Commercial Operations, Business Development, International Coke, and Terminals. Following his retirement, Mr. Hardesty will continue to advise the Company on commercial operations and business development matters.
As part of the Company’s leadership succession program, which has been in place for several years, Ryan D. Osterholm has been promoted to Senior Vice President, Commercial Operations and Business Development following Mr. Hardesty’s retirement. Mr. Osterholm (age 51) joined the Company in October 2007. He has longstanding relationships with the Company’s customers and has held positions of increasing responsibility, including leading the Company’s business development function, managing commercial negotiations for the Company’s metallurgical coke and industrial services businesses, and overseeing the Company’s foundry coke commercial function. He has served as Vice President, Commercial Operations and Business Development since August 2025. From December 2017 to August 2025, he served as Vice President, Business Development.
Mr. Osterholm does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. He does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
As Senior Vice President, Commercial Operations and Business Development, Mr. Osterholm will receive an annual base salary of $440,000 and will be eligible for an annual non-equity incentive plan target award equal to 60% of his base salary. He will also be eligible to receive long-term incentive compensation awards as determined by the Compensation Committee of the Company’s Board of Directors and will remain eligible to participate in the Company’s executive severance plans and comprehensive benefit plans, including its 401(k) defined contribution and related plans.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of October, 2026.

SUNCOKE ENERGY, INC.

By:	/s/ John J. DiRocco, Jr.
Name:	John J. DiRocco, Jr.
Title:	Vice President, Deputy General Counsel and Corporate Secretary